Net income (loss) per unit	12 Months Ended
Dec. 31, 2020
Bio Ventus LLC
Earnings Per Share, Basic, by Common Class, Including Two Class Method [Line Items]
Net income (loss) per unit
13. Net income (loss) per unit
The following table presents the computation of basic and diluted net income (loss) per unit for the years ended December 31 as follows:

	2020	2019	2018
Net income from continuing operations	$14,722	$8,113	$4,443
Loss attributable to noncontrolling interest	1,689	553	—

	$16,411	$8,666	$4,443

Net income from continuing operations attributable to unit holders	$16,411	$8,666	$4,443
Accumulated and unpaid preferred distributions	(6,133)	(5,955)	(5,781)
Net income allocated to participating shareholders	(5,895)	(1,555)	—

Net income (loss) from continuing operations attributable to common unit holders	4,383	1,156	(1,338)
Loss from discontinued operations, net of tax	—	1,815	16,650

Net income (loss) attributable to common unit holders	$4,383	$(659)	$(17,988)

Net income (loss) per unit attributable to common unit holders - basic and diluted
Net income (loss) from continuing operations	$0.89	$0.24	$(0.27)
Loss from discontinued operations, net of tax	—	0.37	3.40

Net income (loss) attributable to common unit holders	$0.89	$(0.13)	$(3.67)

Weighted average common units outstanding, basic and diluted	4,900,000	4,900,000	4,900,000
The computation of diluted earnings per unit for the years ended December 31, 2020, 2019 and 2018 excludes the effect of the 6,590 potential common units that would be issued upon the conversion of preferred units. The effect of these units would be antidilutive due to the impact of the accumulated and unpaid preferred distributions as well as the Company being in a net loss position for the years ended December 31, 2019 and 2018.